Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

(Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Quarterly Report on Form 10-Q for the quarter ended June 30, 2020 of Covia Holdings Corporation (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrew D. Eich, Executive Vice President, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18. U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 10, 2020

By:	/s/ Andrew D. Eich
Andrew D. Eich
Executive Vice President, Chief Financial Officer and Treasurer (Principal Financial Officer)